                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       FRIEDE GOLDMAN INTERNATIONAL INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                                 FRIEDE GOLDMAN INTERNATIONAL

                ---------------------------------------------------------------
                         HOUSTON . NEW ORLEANS . JACKSON . PASCAGOULA
[LOGO OF FRIEDE GOLDMAN INTERNATIONAL INC. APPEARS HERE]

                                AUGUST 27, 1998

To Our Stockholders:

  On behalf of the Board of Directors, I cordially invite all stockholders to attend the Special Meeting of Stockholders (the "Special Meeting") of Friede Goldman International Inc. (the "Company") to be held on Friday, September 25, 1998, at 9:00 a.m. at the Capital Club, Capital Towers, 19th Floor, 125 S. Congress Street, Jackson, Mississippi 39201. Proxy materials, which include a Notice of the Meeting and proxy card, are enclosed with this letter.

  At the Special Meeting, stockholders will be asked to approve a change in the Company's state of incorporation from Delaware to Mississippi. The Board of Directors of the Company has determined that the change in the state of incorporation is in the best interests of the Company. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION FROM DELAWARE TO MISSISSIPPI.

  It is important that your shares be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card promptly in the enclosed postage paid envelope. If you attend the Special Meeting, you may revoke your proxy and vote in person if you wish, even though you may have previously returned your proxy. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

                                          Sincerely,

                                          /s/ J. L. Holloway
                                          J. L. Holloway,
                                          Chairman of the Board of Directors,
                                          President and Chief Executive
                                           Officer

                       FRIEDE GOLDMAN INTERNATIONAL INC.
                       525 E. CAPITOL STREET, SUITE 402
                          JACKSON, MISSISSIPPI 39201

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD FRIDAY, SEPTEMBER 25, 1998

                               ----------------

TO THE STOCKHOLDERS:

  The Special Meeting of Stockholders of Friede Goldman International Inc. (the "Company"), will be held at the Capital Club, Capital Towers, 19th Floor, 125 S. Congress Street, Jackson, Mississippi 39201 at 9:00 a.m. on Friday, September 25, 1998, for the following purposes:

    1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger between the Company and Friede Goldman Mississippi, Inc., a Mississippi corporation and a wholly owned subsidiary of the Company, the purpose of which is to change the Company's state of incorporation from Delaware to Mississippi; and

    2. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

  The close of business on Monday, August 24, 1998 has been fixed by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. We urge you to sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope, whether or not you plan to attend the meeting in person. No postage is required if mailed in the United States. If you do attend the meeting in person, you may withdraw your proxy and vote personally on all matters brought before the meeting.

                                          By Order of the Board of Directors,

                                          /s/ James A. Lowe, III
                                          James A. Lowe, III
                                          General Counsel and Secretary

                       FRIEDE GOLDMAN INTERNATIONAL INC.
                       525 E. CAPITOL STREET, SUITE 402
                          JACKSON, MISSISSIPPI 39201

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD FRIDAY, SEPTEMBER 25, 1998

                               ----------------

  This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Friede Goldman International Inc., a Delaware corporation (the "Company"), for use at the Company's Special Meeting of Stockholders or any postponement or adjournment thereof (the "Special Meeting") to be held at the Capital Club, Capital Towers, 19th Floor, 125 S. Congress Street, Jackson, Mississippi 39201 at 9:00 a.m. on Friday, September 25, 1998 for those purposes set forth in the notice attached hereto. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about August 28, 1998.

VOTING AND VOTE REQUIRED

  The presence of the holders of a majority of the issued and outstanding shares of common stock, par value $.01 per share ("Common Stock") entitled to vote at the Special Meeting, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Special Meeting. If there are not sufficient shares represented in person or by proxy at the Special Meeting to constitute a quorum, the Special Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. Abstentions are counted as "shares present" at the meeting for purposes of determining the presence of a quorum while broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered "shares present" with respect to any matter. A proxy will be voted in the manner specified on the proxy, or if no manner is specified, it will be voted in favor of the proposal set forth in the notice attached hereto.

  Each share of Common Stock entitles the holder to one vote on each matter presented at the Special Meeting. The approval of the proposal to approve an Agreement and Plan of Merger between the Company and Friede Goldman Mississippi, Inc., a Mississippi corporation and a wholly owned subsidiary of the Company ("FGM"), the purpose of which is to change the Company's state of incorporation from Delaware to Mississippi (the "Reincorporation Proposal"), will require the affirmative vote of holders of a majority of the shares present in person or represented by duly executed proxy at the Special Meeting and entitled to vote on the subject matter. In determining the number of votes cast, shares abstaining from voting or not voted will not be counted as votes cast.

RECORD DATE AND SHARES OF COMMON STOCK OUTSTANDING

  The Board of Directors has fixed the close of business on Monday, August 24, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. At the close of business on the record date, the Company had outstanding and entitled to vote 24,492,797 shares of its Common Stock. There are no other classes of voting securities of the Company outstanding.

REVOCATION OF PROXY

  Stockholders submitting proxies may revoke them at any time before they are voted on by (i)notifying Mr. James A. Lowe, III, Secretary of the Company, in writing of such revocation, (ii) by execution of a subsequent proxy sent to Mr. Lowe, or (iii) by attending the Special Meeting in person and giving notice of revocation. Notices to Mr. Lowe referenced in (i) and (ii) should be directed to Mr. James A. Lowe, III, Secretary, Friede Goldman International Inc., 525 E. Capitol Street, Suite 402, Jackson, Mississippi 39201.

SOLICITATION EXPENSES

  The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. In addition to solicitation of proxies by mail, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

                       PROPOSAL TO CHANGE THE COMPANY'S
              STATE OF INCORPORATION FROM DELAWARE TO MISSISSIPPI

INTRODUCTION

  At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon the Reincorporation Proposal to change the Company's state of incorporation from Delaware to Mississippi pursuant to the Agreement and Plan of Merger (as defined below), a form of which is attached hereto as Appendix A. The Company's Board of Directors has unanimously approved the Reincorporation Proposal and, for the reasons set forth below, believes that approval of the Reincorporation Proposal is in the best interests of the Company and its stockholders. Stockholder approval of the Reincorporation Proposal will constitute approval of the Merger Agreement and all related transactions, which will effect the change in the legal domicile of the Company.

REASONS FOR REINCORPORATION IN MISSISSIPPI

  The reincoporation will conform the Company's legal residence to its principle place of business and further the Company's identification with the State of Mississippi. The Company is headquartered in Jackson, Mississippi and its principal operating facilities have been located in Pascagoula on the Mississippi Gulf Coast for more than 14 years. Approximately two-thirds
(66 2/3%) of the Company's employees are also located within the State of Mississippi. The Company has no business operations or employees in the State of Delaware. In addition, a company's state of incorporation may become a litigation forum from time to time. Litigation at a distance from the Company's principal office could result in significant inconveniences and added expense to the Company.

  The Company also believes that the reincorporation may enable the Company to have a more significant voice in the legislative process with respect to corporate, environmental and other laws directly affecting it. This opportunity can be important, as corporations can be significantly affected by changes in the legal and financial environment in which they operate, and by legislative and other governmental actions that may be taken in response to such changes.

  The Company believes that the Mississippi Business Corporation Act (the "MBCA") is similar to the Delaware General Corporate Law (the "DGCL") in many material respects. In some instances, the shareholders may even have greater rights, and hence protection, under the laws of Mississippi than the laws of Delaware. Accordingly, the Company believes that giving up its Delaware domicile will not have material effect on the rights of, and protections afforded, its stockholders. See "Comparison of Stockholders' Rights Under Mississippi and Delaware Law."

THE MERGER

  The proposed reincorporation will be accomplished by merging (the "Merger") the Company into FGM for the sole purpose of reincorporating the Company in Mississippi, pursuant to an Agreement and Plan of Merger between the Company and FGM (the "Merger Agreement"). FGM has no operating history, assets and liabilities; however, FGM will be the surviving corporation in the Merger and will succeed to all the businesses, properties, assets and liabilities of the Company. Upon the effectiveness of the Merger, FGM will change its name to "Friede Goldman International Inc." (the "New Company").

  Pursuant to the Merger Agreement, upon the effectiveness of the Merger, each outstanding share of the Company's common stock, par value $.01 per share, will automatically be converted into one share of common stock of the New Company. Each outstanding certificate representing shares of the Company's common stock will continue to represent the same number of shares of common stock of the New Company. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE NEW COMPANY. The New Company's common stock will continue to be listed on the Nasdaq National Market ("Nasdaq"), as the Company's common stock is at present, without any interruption or change in ticker symbol. The delivery of the certificates representing the Company's common stock will constitute "good delivery" of shares of common stock of the New Company in transactions following the Merger.

  The Merger will take effect upon the later of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of State of the State of Mississippi. If the Reincorporation Proposal is approved by the Company's stockholders, such filings will occur as soon as practicable following the Special Meeting. After the effectiveness of the Merger, the rights of the Company's stockholders will be governed by the Mississippi Business Corporation Act (the "MBCA") and Mississippi law, generally, rather than the Delaware General Corporate Law (the "DGCL") and Delaware law. In connection with the Merger, the Articles of Incorporation and Bylaws of FGM, which are substantially identical to the Company's current Certificate of Incorporation and Bylaws, will become the Articles of Incorporation and Bylaws of the New Company. See "Comparison of Stockholders' Rights Under Mississippi and Delaware Law."

  IN CONNECTION WITH THE APPROVAL OF THE MERGER, THE STOCKHOLDERS OF THE COMPANY WILL NOT HAVE DISSENTERS' RIGHTS OF APPRAISAL UNDER SECTION 262 OF THE DGCL.

MAJORITY VOTE REQUIRED BY STOCKHOLDERS OF THE COMPANY

  The affirmative vote of the stockholders of a majority of the outstanding shares of common stock of the Company present, in person or by proxy, and entitled to vote at the Special Meeting, is required to approve the Reincorporation Proposal.

  THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE REINCORPORATION PROPOSAL. THE SHARES OF COMMON STOCK OF THE COMPANY REPRESENTED BY RETURNED PROXY CARDS WILL BE VOTED FOR SUCH PROPOSAL UNLESS OTHERWISE SPECIFIED.

NO CHANGE IN OFFICERS OR DIRECTORS OF THE COMPANY

  Upon the effectiveness of the Merger, each of the current officers of the Company will become an officer of the New Company, holding the same position previously held with the Company, and each of the current directors of the Company will become a director of the New Company and hold the same committee membership(s) on the Board of Directors of the New Company previously held on the Company's Board of Directors.

NO CHANGE IN THE NAME, BUSINESS, PHYSICAL LOCATION OR STOCK PLANS OF THE
COMPANY

  The consummation of the Merger will not result in any change in the name, business, physical location, assets or liabilities of the Company. The Company's equity incentive plan will be continued by the New Company, and each option or other right with respect to the Company's common stock issued pursuant to such plans will automatically be converted into an option or right with respect to the same number of shares of the New Company's common stock, on the same terms and subject to the same conditions as set forth in the plan. Other employee benefit plans and arrangements of the Company will be continued by the New Company upon the terms and subject to the conditions currently in effect.

ABANDONMENT

  Notwithstanding a vote in favor of the Reincorporation Proposal by the Company's stockholders, the Merger Agreement provides that the Merger may be abandoned at the discretion of Company's Board of Directors at any time prior to its effectiveness.

TAX CONSEQUENCES (GENERAL)

  The reincorporation of the Company pursuant to the Merger Agreement will be a tax free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger, and the basis and holding period for the common stock of the New Company received by the stockholders of the Company in the Merger will be the same as the basis and holding period of the common stock of the Company exchanged therefor. THE CHANGE IN THE STATE OF INCORPORATION WILL HAVE NO FEDERAL INCOME TAX EFFECT ON THE COMPANY OR THE NEW CORPORATION. ALTHOUGH NOT ANTICIPATED, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES TO STOCKHOLDERS MAY VARY. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE EFFECT OF THE CHANGE IN THE STATE OF INCORPORATION UNDER APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS.

FRANCHISE TAX CONSEQUENCES

  The Company anticipates that the New Company's franchise tax payments as a Mississippi corporation may be marginally higher than its franchise tax payments have been as a Delaware corporation. However, the Company does not believe that the reincorporation will materially effect ongoing franchise tax obligations. For the year ended December 31, 1997, the Company paid franchise tax in the State of Delaware of $150,000. Had the Company been incorporated in the State of Mississippi for such period, the Company estimates that its franchise tax obligations would have been $159,512. The Delaware franchise tax is based on the number of authorized shares of common stock of a corporation, with an annual maximum amount of $150,000. The Mississippi franchise tax is based on a corporation's total equity on its balance sheet and is not capped.

SECURITIES ACT CONSEQUENCES

  Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the Untied States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of the shares of common stock of the New Company received by the stockholders of the Company in the Merger will not be required. Stockholders of the Company whose common stock was freely tradable prior to the Merger will hold freely tradable shares of common stock of the New Company subsequent to the Merger, and stockholders of the Company who held restricted securities of the Company prior to the Merger will hold securities of the New Company subject to those same restrictions subsequent to the Merger. After the Merger, the New Company will be a public company with its common stock traded on Nasdaq. The New Company will continue to file periodic reports under the Securities Exchange Act of 1934, as amended, as the Company has done.

POSSIBLE DISADVANTAGES OF CHANGE IN STATE OF INCORPORATION

  Despite the belief by the Company's Board of Directors that the Reincorporation Proposal is in the best interest of the Company, stockholders should be aware that Mississippi law has not received the same degree of scrutiny and interpretation as has Delaware law. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The DGCL and the Delaware court decisions construing it are widely regarded as the most extensive and well-defined body of corporate law in the United States. There is substantially less case law in Mississippi interpreting the MBCA, and there can be no assurance that certain provisions of Mississippi law would be upheld should they be challenged. For a detailed summary of material differences between Mississippi and Delaware corporate law, see "Comparison of Stockholders' Rights under Mississippi and Delaware Law."

                          COMPARISON OF STOCKHOLDERS'
                   RIGHTS UNDER MISSISSIPPI AND DELAWARE LAW

INTRODUCTION

  Upon the effectiveness of the Merger, the holders of common stock of the Company will become holders of common stock of the New Company. As a result, their rights as stockholders of the New Company will be governed by the MBCA and Mississippi law generally. The following is a summary comparison of the material differences between the current rights of the stockholders of the Company under Delaware law and their rights as shareholders of the New Company under Mississippi law, including certain material differences between certain provisions of the DGCL and the MBCA, the Company's charter and the New Company's charter and the Company's bylaws and the New Company's bylaws. This summary is qualified in its entirety by reference to the full text of such laws and documents and does not purport to be a complete description of the differences between the corporate laws of Mississippi and Delaware, the Company's charter and the New Company's charter and the Company's bylaws and the New Company's bylaws.

MERGERS AND OTHER FUNDAMENTAL TRANSACTIONS

  Both Mississippi and Delaware law generally require that a merger, consolidation, sale of all or substantially all of the assets or dissolution of a corporation be approved by the holders of at least a majority of the outstanding shares entitled to vote, unless a corporation's charter provides otherwise. The Company's charter does not, and the New Company's charter will not, contain such a provision.

STATUTORY ANTI-TAKEOVER PROVISIONS

  The Mississippi Shareholder Protection Act (the "Protection Act") requires that a business combination with an interested shareholder be approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (b) two-thirds (2/3) of the votes entitled to be cast by holders of voting stock not held by an interested shareholder who is a party to the business combination. The provisions of the Protection Act do not apply if the business combination is approved by at least 80% of the Company's directors or if the aggregate amount of any offer meets certain fair price criteria.

  "Business combination" is defined in the Protection Act generally as (i) any merger, consolidation, share exchange or similar transaction with any interested shareholder or other corporation which is an affiliate of an interested shareholder, (ii) any sale, lease, transfer or other disposition in a transaction with any interested shareholder of assets having an aggregate market value of 20% or more of the total market value of the outstanding stock of the corporation or of its assets; (iii) the issuance or transfer by the corporation, or any subsidiary, of any securities of the corporation or any subsidiary which have an aggregate market value of 5% or more of the total market value of the outstanding stock of the corporation to any interested shareholder or any affiliate of any interested shareholder; (iv) the adoption of any plan or proposal for the liquidation, dissolution of or similar transaction involving the corporation in which anything other than cash will be received by an interested shareholder; or (v) any reclassification or recapitalization of securities or any merger, consolidation or share exchange of the corporation with any of its subsidiaries which increases by 5% or more the proportionate share of the total number of outstanding shares or class of equity securities held by any interested shareholder or affiliate thereof.

  "Interested shareholder" is defined in the Protection Act generally as any person or associated group of persons acting in concert (other than the corporation and/or subsidiaries) that (i) is the beneficial owner of 20% or more of the voting power of the outstanding voting stock of the corporation, or (ii) is an affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of 20% or more of the voting power of the then outstanding voting stock of the corporation.

  The Mississippi Control Share Act (the "Control Act"), subject to certain exceptions, eliminates the voting power of "Control Shares" held by a shareholder who has acquired 20% or more of the outstanding shares of a company unless the other shareholders pass a resolution restoring the share's voting power. "Control Shares" are defined as issued and outstanding shares over which an acquiring person may exercise direct or indirect voting power, and which would, in the absence of the Control Act, represent 20% or more of the voting power of the capital stock. The Control Act would not apply to shares of a company acquired before such company became subject thereto.

  Section 203 of the DGCL generally prohibits a publicly-held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years after the date of the transaction in which the person became an interested stockholder, unless (i) prior to the date of such business combination, the board of directors of a corporation approved the transaction or business combination which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock of a corporation outstanding at the time the transaction commenced, or (iii) on or after such date the business combination is approved by the board of directors and by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the stockholder. An "interested stockholder" is a person who, together with affiliates and associates, owns (or if such stockholder is an affiliate or associate, within three years, did own) 15% or more of a corporation's voting stock.

MERGERS WITHOUT STOCKHOLDER APPROVAL

  Under Section 11.03 of the MBCA, unless a corporation's charter provides otherwise (the New Company's charter will not), action by the shareholders of a corporation on a plan of merger will not be required if: (i) the articles of incorporation of the surviving corporation do not differ from the articles before the merger, (ii) each shareholder of a corporation prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger as such stockholder held prior to the merger, (iii) the voting power of the voting shares outstanding immediately after the merger, plus the voting power of the voting shares issuable as a result of the merger, will not exceed by more than 20% the voting power of the voting shares outstanding immediately prior to the merger, (iv) the number of participating shares outstanding immediately after the merger will not exceed by more than 20% the total number of participating shares outstanding immediately prior to the merger. Additionally, no vote of shareholders is required for a merger of a Mississippi corporation with a corporation in which it holds at least 90% of the outstanding shares of each class and series of capital stock of such corporation.

  Under Delaware law, unless a corporation otherwise provides (the Company's charter does not), a corporation may consummate a merger in which such corporation is the surviving entity without stockholder approval (and stockholders do not have the right to dissent from the merger and exercise appraisal rights) if (i)the merger does not result in an amendment to such corporation's charter, (ii) each share of stock of such corporation outstanding immediately prior to the merger is to be an identical outstanding or treasury share of such corporation after the merger, (iii) the shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued under such plan of merger do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the merger. Additionally, when certain conditions are met, no vote of stockholders is required for the merger of a Delaware corporation with a corporation in which it holds at least 90% of the outstanding shares of each class of such corporation.

APPRAISAL RIGHTS

  Section 13.02 of the MBCA provides appraisal rights to shareholders in any of the following corporate actions: (1) a merger if shareholder approval is required or if the corporation is a subsidiary that merges with its parent;
(2) a plan of share exchange if the corporation is being acquired and the shareholder is entitled to vote; (3) a sale or exchange of all or substantially all of the property of the corporation that is not in the usual and regular course of business, but not including a court ordered sale or sale pursuant to a plan where the shareholders will receive the proceeds within one year after the date of sale; (4) certain amendments to the articles of incorporation that materially and adversely affects dissenting shareholder's rights in certain ways; and (5) any corporate action taken pursuant to a shareholder vote to the extent the charter, bylaws or a board resolution provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

  Section 262 of the DGCL provides for appraisal rights only in the case of a statutory merger or consolidation of the corporation where the petitioning stockholder does not consent to the transaction. No appraisal rights are available where the corporation is to be the surviving corporation and a vote of its stockholders is not required under Section 251(g) of the DGCL. There are also no appraisal rights for shares of stock listed on a national exchange or held of record by more than 2,000 holders, unless such stockholders would be required to accept anything other than (i) shares of stock of the surviving corporation, (ii) shares of another corporation listed on a national exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination thereof. Under Delaware law, unless otherwise provided by a corporation's charter (the Company's charter contains no such provision), stockholders are not entitled to appraisal rights upon a sale of all or substantially all of the assets of a corporation or upon an adverse charter amendment as they are under the MBCA.

AMENDMENTS TO CHARTERS

  Subject to certain exceptions, Sections 10.02 and 10.03 of the MBCA provide that an amendment to a corporation's charter must be approved by the board of directors and by the affirmative vote of holders of at least a majority of the outstanding shares entitled to vote, unless the corporation's charter provides otherwise. The New Company's charter will provide that the provisions of such charter with respect to business combinations with related persons may not be amended or repealed without the affirmative vote of at least 80% of the voting stock and the affirmative vote of a majority of the voting stock not beneficially owned by a related person.

  Section 242 of the DGCL provides that an amendment to a corporation's charter must be approved by the board of directors and by the affirmative vote of the holders of at least a majority of the outstanding stock entitled to vote. The Company's charter provides that the provisions of such charter with respect to business combinations with related persons may not be amended or repealed without the affirmative vote of at least 80% of the voting stock.

CUMULATIVE VOTING

  The Company's charter does not provide for, and neither will the New Company's charter provide for, cumulative voting in the election of directors.

PREEMPTIVE RIGHTS

  Neither the DGCL nor the MBCA affirmatively grants stockholders preemptive rights, and the Company's charter does not, and the New Company's charter will not, grant stockholders preemptive rights.

STOCKHOLDER ACTION BY WRITTEN CONSENT

  Section 7.03 of the MBCA provides that shareholders may act without a meeting only by the unanimous consent of all stockholders. Section 228 of the DGCL provides that stockholders may act without a meeting by consent of the holders of the outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted, unless the corporation's charter provides otherwise. The Company's charter provides that shareholders may not act by written consent.

STOCKHOLDER PROPOSALS

  The Bylaws of the New Company will require that proposals from shareholders submitted for consideration at an annual meeting of shareholders must be received not less than 120 nor more than 150 days prior to the anniversary of the date the Proxy Statement relating to the annual meeting for the prior year was mailed to shareholders, unless the date of the upcoming annual meeting has been changed by more than 30 days from the date of the prior year's meeting, in which case proposals must be received at least 60 days prior to the distribution by the Company of proxies relating to such upcoming annual meeting. In this way, the deadline for submission of proposals for consideration at an annual meeting of stockholders (outside the process set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8 ")) will correspond to the deadline for the submission of proposals for inclusion in the Proxy Statement relating to an annual meeting pursuant to Rule 14a-8. See "Deadline for Submission of Stockholder Proposals."

  The Bylaws of the Company require that proposals from stockholders submitted for consideration at an annual meeting of stockholders must be received not less than 60 nor more than 90 days prior to the anniversary of the annual meeting for the prior year, unless the date of the upcoming annual meeting has been changed by more than 30 days from the date of the prior year's meeting, in which case proposals must be received at least 45 days prior to the distribution by the Company of proxies relating to such upcoming annual meeting.

VACANCIES; NEWLY CREATED DIRECTORSHIPS

  The New Company's charter will provide that vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority vote of the remaining directors then in office. Any director elected or appointed to fill a vacancy shall hold office for the remaining term to which the director was elected or appointed.

  Section 223 of the DGCL and the Company's charter also provide that vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority vote of the remaining directors then in office. Any director elected or appointed to fill a vacancy will hold office for the remaining term of the class to which the director was elected or appointed.

NUMBER AND CLASSIFICATION OF BOARD OF DIRECTORS

  The New Company's charter and Bylaws will provide that the number of directors on the Board of Directors of the New Company will be not less than three nor more than 15 as fixed by resolution of the board of directors from time to time. As required under Section 8.03(b) of the MBCA, the New Company's charter will limit the number of directors by which its Board of Directors may increase or decrease the size of the Board to 30% of the number of directors last approved by shareholders. The Board of Directors of the New Company will not be divided into classes, and the entire Board will be elected each year.

  The Company's charter also provides that the number of directors on the Board of Directors of the Company will be not less than three nor more than 15 as fixed by resolution of the board of directors from time to time. The Company's charter and the DGCL do not limit the number of directors by which the directors may increase or decrease the size of the Board of Directors. The Company's directors are divided into three classes of directors as nearly equal in number as possible serving staggered three-year terms such that approximately one-third of the Board of Directors of the Company is elected each year.

REMOVAL OF DIRECTORS

  Under Section 8.08 of the MBCA, one or more directors may be removed, with or without cause, at any meeting of shareholders expressly called for that purpose by the vote of not less than a majority of the shares entitled to vote in the election of such directors, unless the corporation's charter provides otherwise. The New Company's charter and Bylaws will provide that a director may only be removed for cause by an affirmative vote of a majority of the holders of outstanding capital stock of the Company entitled to vote in the election of such directors.

  Under Section 141 of the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors, unless the corporation's charter provides otherwise. The Company's charter provides that a director may only be removed for cause by an affirmative vote of a majority of the holders of outstanding capital stock of the Company entitled to vote in the election of directors.

AMENDMENT OF BYLAWS

  The New Company's charter will provide that the Bylaws may be altered, amended or repealed (i) by the Board of Directors or (ii) by the affirmative vote of 80% of the total voting power of all shares of capital stock of the Company issued and entitled to vote in an election of directors, provided that notice of such alteration, amendment or repeal is contained in the notice of such meeting.

  The Company's charter also provides that the Bylaws may be altered, amended or repealed (i) by the Board of Directors or (ii) by the affirmative vote of 80% of the total voting power of all shares of capital stock of the Company issued and entitled to vote in an election of directors, provided that notice of such alteration, amendment or repeal is contained in the notice of such meeting.

            MARKET PRICE AND DIVIDEND DATA; STOCK EXCHANGE LISTING

  The Company's common stock was first listed for quotation on the Nasdaq National Market ("Nasdaq") following its initial public offering which closed on July 22, 1997. The following table sets forth, for the calender quarters indicated, the high and low sales price per share for the Company's common stock:

                                                                    COMPANY
                                                                COMMON STOCK(1)
                                                                ---------------
   CALENDER QUARTER                                              HIGH     LOW
   ----------------                                             ---------------
   1997
     Third Quarter (beginning July 22, 1997)................... $ 30.75 $  9.75
     Fourth Quarter............................................ $ 48.00 $ 25.00
   1998
     First Quarter............................................. $ 35.50 $ 19.50
     Second Quarter............................................ $ 44.00 $ 26.00
     Third Quarter (through August 21, 1998)................... $ 29.69 $ 12.50

--------
(1) Gives effect to a two-for-one stock split of the Company's common stock effective October 10, 1997.

  The Company has not historically paid cash dividends on its common stock, and it is not anticipated that the New Company will pay cash dividends on its common stock for the foreseeable future. The New Company anticipates that it will retain all available earnings generated by the New Company's operations for the development and growth of its business. Any future determination as to the payment of dividends will be made at the discretion of the Board of Directors of the New Company and will depend on the New Company's operating results, financial condition, capital requirements, general business condition and other factors deemed relevant.

                            PRINCIPAL STOCKHOLDERS

  The following table, together with the accompanying footnotes, sets forth information, as of August 21, 1998, regarding share ownership of all persons known by the Company to own 5% or more of the outstanding shares of Common Stock, and all executive officers and directors of the Company. Upon consummation of the Merger, it is expected that the principal stockholders of the New Company and the number of shares of common stock held thereby will be identical to those set forth below:

                                                      SHARES OF
                                                     COMMON STOCK
                                                     BENEFICIALLY   PERCENT
                                                     OWNED(1)(2)  OF OWNERSHIP
                                                     ------------ ------------
J. L. Holloway(3)...................................   9,880,002     40.34%
Carl M. Crawford....................................   1,421,870      5.81%
John F. Alford......................................      95,050         *
Ronald W. Schnoor...................................     585,262      2.39%
James A. Lowe, III..................................      90,994         *
Jobie T. Melton, Jr.................................      31,000         *
Alan A. Baker.......................................       1,000         *
John G. Corlew......................................       1,000         *
T. Jay Collins......................................       5,000         *
Jerome L. Goldman...................................      32,002         *
Raymond E. Mabus, Jr................................       2,000         *
Howell W. Todd......................................       4,000         *
All executive officers and directors as a group (12
 persons)...........................................  12,149,180     49.60%

--------
 *Less than one percent.
(1) Gives effect to a two-for-one stock split of the Company's common stock effective October 10, 1997.
(2) Includes shares of the Company's common stock (and upon consummation of the Merger, the New Company's common stock) issuable pursuant to stock options exercisable within 60 days of the date of this Proxy Statement.
(3) Includes 3,841,000 shares of the Company's common stock owned by a limited partnership of which Mr. Holloway is a general partner.

                                  ACCOUNTANTS

  Representatives of Arthur Andersen LLP, the independent certified public accountants for the Company (and upon consummation of the Merger, the New Company) are expected to be present at the Special Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

               DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

  Proposals of shareholders intended to be included in the Proxy Statement relating to the New Company's 1999 Annual Meeting of Shareholders (the "1999 Annual Meeting") pursuant to Rule 14a-8 must be received by the Secretary of the New Company no later than December 24, 1998 and must otherwise comply with the requirements of Rule 14a-8.

  Proposals of shareholders submitted for consideration at the New Company's 1999 Annual Meeting (outside of the Rule 14a-8 process) must be delivered to the Secretary of the Company no later than December 24, 1998 but no earlier than November 24, 1998. If such timely notice of a shareholders proposal is not given, the proposal may not be brought before the 1999 Annual Meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the New Company may exercise discretionary voting authority over proxies with respect to such proposal if presented at the 1999 Annual Meeting. See "Comparison of Stockholders' Rights under Mississippi and Delaware Law--Stockholder Proposals."

                                 OTHER MATTERS


  The Board of Directors knows of no matters that are expected to be presented at the Special Meeting other than those described in this proxy statement. Should any other matter properly come before the Special Meeting, however, the persons named in the form of proxy accompanying this proxy statement will vote all shares represented by proxies in accordance with their best judgment on such matters.

                         INCORPORATION BY REFERENCE OF
                         CERTAIN FINANCIAL INFORMATION

  The following portions of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 are incorporated herein by reference:
"Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Financial Statements and Supplementary Data." The following portions of the Company's Quarterly Report on Form 10-Q for the period ended April 5, 1998 are also incorporated herein by reference: "Part I. Item 1:
Financial Statements" and "Part I. Item 2: Management's Discussion and Analysis of Financial Condition and Results of Operations." These documents (other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents) are available without charge, on request by any person to whom this Proxy is delivered, from the Company or directly from the Securities and Exchange Commission. A copy of such documents (excluding exhibits thereto) are available without charge, to any person, including any beneficial holder of the Company's common stock to whom this Proxy Statement is delivered, on written or oral request to Friede Goldman International Inc., 525 East Capitol Street, Suite 402, Jackson, Mississippi 39201, Attention: Secretary (telephone number: 601-352-1107). Also see, "Available Information."

  Any statement contained in a document all or a portion of which is incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.

                             AVAILABLE INFORMATION

  The Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder and, in accordance therewith, files reports, proxy statements and other information with the SEC. All such information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and at the following Regional Offices of the SEC: Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material may also be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. The SEC also maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC (http://www.sec.gov). The Company's common stock is traded on the Nasdaq National Market. Reports, proxy statements and other information concerning the Company can also be inspected at the offices of the Nasdaq National Market, 1735 K Street NW, Washington, DC 20006.

                                          By the order of the Board of
                                           Directors,


                                          /s/ James A. Lowe, III
                                          --------------------------------
                                          James A. Lowe, III
                                          General Counsel and Secretary

Jackson, Mississippi
August 27, 1998

                                  APPENDIX A

          FORM OF AGREEMENT AND PLAN OF MERGER BETWEEN FRIEDE GOLDMAN
         INTERNATIONAL INC., A DELAWARE CORPORATION AND FRIEDE GOLDMAN
                 MISSISSIPPI, INC., A MISSISSIPPI CORPORATION

  THIS IS AN AGREEMENT AND PLAN OF MERGER (this "Agreement") by and between Friede Goldman International Inc., a Delaware corporation ("Friede Goldman"), and Friede Goldman Mississippi, Inc., a Mississippi corporation ("FGM"). Friede Goldman and FGM are hereinafter collectively referred to as the "Constituent Corporations."

                                   RECITALS

  WHEREAS, Friede Goldman is a corporation organized and existing under the laws of the State of Delaware, having been incorporated on May 21, 1997, and having authorized capital stock consisting of (i) 125,000,000 shares of common stock, par value $.01 per share ("Friede Goldman Common Stock") and (ii) 5,000,000 shares of preferred stock, par value $.01 per share ("Friede Goldman Preferred Stock"), 24,492,797 of which shares of Friede Goldman Common Stock are issued and outstanding and none of which shares of Friede Goldman Preferred Stock are issued and outstanding; and the outstanding shares of Friede Goldman Common Stock are entitled to vote on the Merger (as described below); and

  WHEREAS, the Board of Directors of Friede Goldman has determined that it is the best interests of Friede Goldman and its stockholders to change the corporation's domicile from Delaware to Mississippi; and Friede Goldman has formed FGM as a wholly-owned subsidiary for the express purpose of effecting the reincorporation of Friede Goldman in the State of Mississippi; and

  WHEREAS, FGM is a corporation organized and existing under the laws of the
State of Mississippi, having been incorporated on      , 1998, and having
authorized capital stock consisting of (i) 125,000,000 shares of common stock, par value $.01 per share (the "FGM Common Stock") and (ii) 5,000,000 shares of preferred stock, par value $.01 per share (the "FGM Preferred Stock"), 1,000 of which shares of FGM Common Stock are issued and outstanding, all of which outstanding shares of FGM Common Stock are owned by Friede Goldman, and none of which shares of FGM Preferred Stock are outstanding; and

  WHEREAS, the respective Boards of Directors of the Constituent Corporations have determined that it is in the best interests of such corporations and the stockholders of Friede Goldman and the sole shareholder of FGM, respectively, to merge Friede Goldman with and into FGM, with FGM to be the surviving corporation (such merger being hereinafter referred to as the "Merger"), and each of such Boards of Directors have authorized, approved and adopted this Agreement and has directed that it be submitted to the stockholders of Friede Goldman and the sole shareholder of FGM, respectively, for approval.

  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE I: THE MERGER

    Section 1.1. The Merger and Surviving Corporation. At the Effective Time of the Merger (as hereinafter defined), Friede Goldman shall be merged with and into FGM, the separate existence of Friede Goldman shall cease and FGM (hereinafter sometimes referred to as the "Surviving Corporation") shall be the surviving corporation of the Merger and shall continue to exist by virtue of, and shall be governed by, the laws of the State of Mississippi. The name of the Surviving Corporation shall be "Friede Goldman International Inc." as provided in the Amendment to the Articles of Incorporation of the Surviving Corporation set forth in Section 3.1 below.

    Section 1.2. Effective Time of the Merger. The Merger shall be effective upon the later of the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of Mississippi (the "Effective Time").

    Section 1.3. Effect of Merger. At the Effective Time, Friede Goldman shall merge with and into FGM, and the separate existence of Friede Goldman shall cease. Without limiting any provisions of applicable law of the State of Delaware or the State of Mississippi, at the Effective Time: (i) the Surviving Corporation shall succeed, without other transfer, to all the assets, rights, powers and property of the Constituent Corporations, and title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; (ii) the Surviving Corporation shall succeed, without other transfer, to all of the debts, liabilities and obligations of the Constituent Corporations as if it had incurred them itself; (iii) any proceeding pending against either of the Constituent Corporations may be continued as if the Merger did not occur or the Surviving Corporation may be substituted in the proceeding for Friede Goldman; (iv) the Surviving Corporation shall be subject to all actions previously taken by the Boards of Directors of the Constituent Corporations, and shall assume all obligations of Friede Goldman relating to the indemnification of its officers and directors; (v) the Surviving Corporation shall assume, without any further action, all employee benefit plans of Friede Goldman, including, but not limited to, all stock option, stock purchase, stock repurchase, deferred compensation, welfare and savings plans, as well all employment and severance agreements, subject, in each case, to the terms and conditions of such plans and agreements. and
  (vi) the shares of Friede Goldman Common Stock that are to be converted into shares of common stock, par value $.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock") shall be so converted.

                        SECTION II: CONVERSION OF STOCK

    Section 2.1. Conversion Shares of Friede Goldman Common Stock. At the Effective Time, by virtue of the Merger and without any action by the parties hereto or any other person, (i) each share of Friede Goldman Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one fully paid and nonassessable share of Surviving Corporation Common Stock and (ii) each option or right to purchase a share of Friede Goldman Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one option or right, as the case may be, to purchase a share of Surviving Corporation Common Stock, upon the same terms and subject to the same conditions.

    Section 2.2. Cancellation of FGM Common Stock. At the Effective Time of the Merger, each share of FGM Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by FGM, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

    Section 2.3. Exchange of Share Certificates. (a) After the Effective Time, the holder of an outstanding certificate representing shares of Friede Goldman Common Stock may, at such stockholder's option, surrender the same for cancellation to the Surviving Corporation and such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Surviving Corporation Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Friede Goldman Common Stock shall be deemed for all purposes to represent the number of shares of Surviving Corporation Common Stock into which such shares of Friede Goldman Common Stock were converted in the Merger.

    (b) The registered owner on the books and records of the Surviving Corporation of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

            ARTICLE III: CHARTER DOCUMENTS; DIRECTORS AND OFFICERS

    Section 3.1. Articles of Incorporation. The Articles of Incorporation of FGM shall be the Articles of Incorporation of the Surviving Corporation, except that Article First thereof shall be amended to read in its entirety as follows:

                    FIRST: The name of the Corporation is:

                       Friede Goldman International Inc.

    Section 3.2. Bylaws. The Bylaws of FGM as in effect at the Effective Time shall continue to be the Bylaws of the Surviving Corporation until amended as provided in said Bylaws, except that the name of the Surviving Corporation shall be "Friede Goldman International Inc."

    Section 3.3. Directors. The persons who are serving as the directors of Friede Goldman as of the Effective Time shall be the directors of the Surviving Corporation until changed in accordance with the Bylaws of the Surviving Corporation and applicable law. Directors of the Surviving Corporation shall serve on the committees on which they served as directors of Friede Goldman. The persons who are serving as the directors of FGM as of the Effective Time shall hold no such position with the Surviving Corporation, except insofar as such directors hold such position with Friede Goldman.

    Section 3.4. Officers. The persons who are serving as the officers of Friede Goldman as of the Effective Time shall be the officers of the Surviving Corporation until changed in accordance with the Bylaws of the Surviving Corporation and applicable law. The persons who are serving as the officers of FGM as of the Effective Time shall hold no such office with the Surviving Corporation, except insofar as such officers hold such office with Friede Goldman.

                       ARTICLE IV: CONDITIONS TO CLOSING

    Section 4.1 Conditions to Closing. The respective obligations of the Constituent Corporation to consummate the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

      (a) This Agreement and the Merger shall have been authorized and approved by a majority of the stockholders of Friede Goldman entitled to vote and present, in person or by proxy, at the Special Meeting of Stockholders of Friede Goldman to be held expressly for such purpose, and by Friede Goldman, the sole stockholder of FGM, in accordance with the relevant provisions of the Delaware General Corporation Law (the "DGCL"), the Certificate of Incorporation of Friede Goldman, the Bylaws of Friede Goldman, the Mississippi Business Corporation Act, the Articles of Incorporation of FGM and the Bylaws of FGM, as applicable. After the such approval and adoption of this Agreement, and the satisfaction of the other conditions set forth herein, all required documents shall be executed, verified, filed, and recorded and all required acts shall be done under the provisions of the applicable statutes of the States of Delaware and Mississippi in order to accomplish the Merger;

      (b) As of the Effective Time, no action, suit or proceeding shall have been instituted or, to the knowledge of the Constituent Corporations, be pending or threatened before any court or other governmental body by any public agency or governmental authority seeking to restrain, enjoin or prohibit the consummation of the transactions contemplated hereby or to seek damages or other relief in connection therewith against any officer or director of either of the Constituent Corporations.

                     ARTICLE V: AMENDMENT AND TERMINATION

    Section 5.1. Amendment. This Agreement may be supplemented or amended in any manner at any time and from time to time prior to the Effective Time by the mutual consent of Friede Goldman and FGM without any action by the stockholders of Friede Goldman or the sole shareholder of FGM; provided, that any amendment, modification or supplement to this Agreement after its approval by the stockholders of Friede Goldman but prior to the Effective Time shall require the approval of the stockholders of Friede Goldman unless the amendment, modification or supplement to this Agreement (i) does not alter (a) the amount or kind of shares to be received thereunder in exchange for shares of Friede Goldman Common Stock, or (b) any term of the Articles of Incorporation of the Surviving Corporation as provided for in this Agreement, and (ii) does not alter any of the terms and conditions of this Agreement in a manner that would adversely affect the holders of Friede Goldman Common Stock.

    Section 5.2. Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time by action taken by the Board of Directors of either Constituent Corporation for any reason whatsoever, notwithstanding the approval of this Agreement and the Merger by the stockholders of Friede Goldman or the sole shareholder of FGM, or by both.

                        ARTICLE VI: FURTHER ASSURANCES

    Section 6.1. Further Assurances. If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances or any other things are necessary or desirable to vest in the Surviving Corporation, in accordance with the terms of this Agreement, the title of any property or rights of Friede Goldman, or otherwise to carry out this Agreement or the Merger, the last acting officers and directors of Friede Goldman or the corresponding officers and directors of the Surviving Corporation shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, or otherwise to carry out this Agreement or the Merger.

                             ARTICLE VII: GENERAL

    Section 7.1. Registered Office. The address of the registered office of the Surviving Corporation of the Merger in the State of Mississippi shall be 525 East Capitol Street, Suite 402, Jackson, Mississippi 39201, and James A. Lowe, III shall be the registered agent of the Surviving Corporation at such address.

    Section 7.2. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Mississippi and, so far as applicable, the merger provisions of the DGCL.

    Section 7.3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such counterparts.

                                   * * * * *

  IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement to be executed by their respective officers whose signatures are set forth below, all as of the day and year first above written.

ATTEST:                                 FRIEDE GOLDMAN INTERNATIONAL INC.
                                        a Delaware corporation

By: _________________________           By: ____________________________________
 James A. Lowe, III                       J. L. Holloway
 Secretary                                Chairman of the Board, President and
                                           Chief Executive Officer
ATTEST:
                                        A FRIEDE GOLDMAN MISSISSIPPI, INC.
BY: _________________________           a Mississippi corporation
 James A. Lowe, III
 Secretary                              By: ____________________________________
                                          J. L. Holloway
                                          Chairman of the Board, President and
                                           Chief Executive Officer

FRIEDE GOLDMAN INTERNATIONAL INC.


                        SPECIAL MEETING OF STOCKHOLDERS
                            held September 25, 1998


    Solicited by the Board of Directors of Friede Goldman International Inc.

     The undersigned hereby appoints J. L. Holloway and James A. Lowe, III, and each of them individually, as proxies with full power of substitution, to vote all shares of Common Stock of Friede Goldman International Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders thereof to be held on Friday, September 25, 1998, or at any adjournment or postponement thereof, as follows:

     Any executed proxy which does not designate a vote shall be deemed to grant authority for any item not designated.


PROPOSAL 1:   APPROVAL OF CHANGE OF THE COMPANY'S STATE OF INCORPORATION FROM
              DELAWARE TO MISSISSIPPI PURSUANT TO THE AGREEMENT AND PLAN OF
              MERGER BETWEEN FRIEDE GOLDMAN INTERNATIONAL INC. AND FRIEDE
              GOLDMAN MISSISSIPPI, INC.


                   [_]  FOR         [_]  AGAINST         [_]  ABSTAIN


  Please check the following box if you plan to attend the Special Meeting of
                          Stockholders in person.   [_]


ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" PROPOSAL 1, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.


YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.



                                    Dated: _____________________________, 1998



                                     -----------------------------------------
                                                     Signature

                         Please sign exactly as name appears on this card. Joint owners should each sign. Executors, administrators, trustees, etc., should give their full titles.

  Please complete, sign and promptly mail this proxy in the enclosed envelope.